Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Julie M. Ellis, certify that:

1.        I have reviewed this Annual Report on Form 10-K/A of Silver Bay Realty Trust Corp.;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2017	/s/ Julie M. Ellis
Julie M. Ellis
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)